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                                                                 Exhibit 10.2

                            STOCK PURCHASE AGREEMENT

         THIS STOCK PURCHASE AGREEMENT entered into as of October 13, 2003, by and between TOTAL IDENTITY CORP., a Florida corporation (the "Buyer") and ROBERT DAVID, an individual resident of the State of New York (the "Seller").

                              W I T N E S S E T H:

         WHEREAS, the Buyer and Total Identity Systems, Inc., a New York corporation ("Total New York") have entered into an agreement of even date herewith pursuant to which the Buyer proposes to acquire 60% of the issued and outstanding shares of Total New York (the "Corporate Stock Purchase Agreement"); and

         WHEREAS, the Seller owns 40% of the issued and outstanding shares of capital stock of Total New York (the "Minority Interest"); and

         WHEREAS, the Minority Interest is evidenced by 80 shares of the common stock of Total New York (the "Shares") registered in the name of the Seller; and

         WHEREAS, the Buyer desire to purchase the Shares from the Seller, and the Seller desires to sell the Shares to the Buyer, upon the terms and conditions set forth herein.

         NOW, THEREFORE, in consideration of the mutual promises and covenants set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged by the parties, the parties hereto, intending to be legally bound, agree as follows:

         1. PURCHASE AND SALE OF SHARES. The Seller hereby sells, assigns, transfers and conveys the Shares to the Buyer, and the Buyer hereby purchases the Shares from the Seller, free and clear of all liens, charges, encumbrances and security interests ("Liens"), upon the terms and conditions set forth herein.

         2. PURCHASE PRICE. The purchase price for the Shares (the "Purchase Price") shall be the sum of eight hundred thousand dollars ($800,000.00). The Purchase Price shall be paid by the Buyer's delivery of its promissory note to the Seller in the principal amount of $800,000 (the "Note"). The Note, which shall be in the form of Exhibit A hereto, shall be paid in ten equal quarterly installments of principal, with interest on the outstanding amount of the Note at the rate of 8% per annum. The initial installment of the Purchase Price shall be due and payable six months following the date of the closing of the Corporate Stock Purchase Agreement (the "Corporate Closing"). There shall be offset against the Note, (a) an amount equal to the excess, if any, over $75,000 that Total New York becomes obligated to pay, whether by judgment or settlement, in that certain lawsuit pending against Total New York, under the caption "CJP Enterprises vs. Total Identity Systems Corp." and (b) an amount equal to the excess, if any, over $10,000 that Total New York becomes obligated to pay, whether by judgment or settlement, in that certain lawsuit pending against Total New York under the caption "Grand Image Inc.".


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         3. SECURITY.  In order to secure  payment of the Note,  the Shares,  as well as the shares of common stock of Total New York being acquired by the Buyer pursuant to the Corporate Stock Purchase Agreement (the "Corporate Shares") and, together with the Shares, the "Pledged Shares") shall be pledged to the Buyer pursuant to the terms of a pledge agreement substantially in the form of Exhibit A hereto (the "Pledge Agreement"). At such time as the purchase price for the Corporate Shares under the Corporate Stock Purchase Agreement has been paid in full, 49% of the Pledged Shares (currently 98 shares) shall be delivered to the Buyer and shall be released from the provisions of the Pledge Agreement. The remainder of the Pledged Shares shall continue to be pledged as security under the Pledge Agreement until the Note has been paid in full; provided, however, that (a) in the event that the Buyer defaults in the payment of the purchase price for the Corporate Shares, at the Seller's election, either (a) the Seller may retain all of the Pledged Shares then subject to the Pledge Agreement upon payment to Buyer of all amounts theretofore paid against the purchase price for the Corporate Shares or (b) the Seller shall release to the Buyer a percentage of the Pledged Shares equal to the percentage of the purchase price for the Corporate Shares theretofore paid by the Buyer. In the event the Buyer defaults in the payment of the Note due to circumstances beyond its control (which circumstances shall be limited to wars, strikes, acts of god, terrorism and other customary force majeure events), at the Seller's election, either (y) the Seller may retain all of the Pledged Shares upon payment to the Buyer of all amounts theretofore paid under the Note or (z) the Seller shall release to the Buyer a percentage of the Pledged Shares equal to the percentage of the Note theretofore paid by the Buyer. Unless and until the Buyer shall default under the Note, the Buyer shall be entitled to exercise all voting rights over the Pledged Shares.

         4. CLOSING. A closing of the transactions contemplated by this Agreement (the "Closing") shall take place immediately following the Corporate Closing. At the Closing (a) the Seller shall deliver one or more certificates evidencing the Shares, accompanied by Stock Powers duly endorsed for transfer in blank and (b) the Buyer shall deliver the Note to the Seller. In addition, at the Closing each party shall deliver all such other documents, instruments and writings reasonably necessary in order to consummate the transactions contemplated by this Agreement.

         5. REPRESENTATIONS AND WARRANTIES OF THE SELLER TO THE BUYER. The Seller, in order to induce the Buyer to enter into this Agreement and deliver the Purchase Price to the Seller, hereby represent and warrant to the Buyer as follows:

                  (a) ENFORCEABILITY. This Agreement and the Pledge Agreement contain the binding obligations of the Seller, enforceable against the Seller in accordance with the terms and conditions hereof and thereof.

                  (b) AUTHORITY. The Seller has the power and authority to enter into this Agreement and the Pledge Agreement and perform his obligations hereunder and thereunder.

                  (c) NO CONFLICTS. The entering into of this Agreement and the Pledge Agreement by the Seller, and the performance by the Seller of his obligations hereunder and thereunder, will not conflict with or constitute a breach of or default under any agreement to which the Seller is a party or any order or decree of any court or regulatory body to which the Seller is subject.

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                  (d) NO  CONSENTS.  No  consent of any third  party,  including without limitation, any spousal consent, is necessary or required in order for the Seller to enter into this Agreement or the Pledge Agreement and perform his obligations hereunder and thereunder.

                  (e) NO LIENS. The Shares being conveyed by the Seller are and at all times will be owned by the Seller, free and clear of all Liens, and at the Closing, the Seller will deliver good and marketable title to the Shares to the Buyer.

                  (f) CORPORATE STOCK PURCHASE AGREEMENT. The representations and warranties of the Seller and Total New York set forth in Section 2.1 of the Corporate Stock Purchase Agreement are true and correct in all material respects.

         6. REPRESENTATIONS AND WARRANTIES OF THE BUYER TO THE SELLER. The Buyer, in order to induce the Seller to enter into this Agreement and deliver the Shares to the Buyer, hereby represents and warrants to the Seller as follows:

                  (a) ENFORCEABILITY. This Agreement, the Note and the Pledge Agreement contain the binding obligations of the Buyer, enforceable against it in accordance with the terms and conditions hereof and thereof.

                  (b) ORGANIZATION; AUTHORITY. The Buyer has been duly organized and is validly existing and in good standing under the laws of the State of Florida and has the power and authority to enter into this Agreement, the Note and the Pledge Agreement and perform its obligations hereunder and thereunder.

                  (c) NO CONSENTS. No consent of any third party is necessary or required in order for the Buyer to enter into this Agreement, the Note and the Pledge Agreement and to perform its obligations hereunder and thereunder.

                  (d) NO CONFLICTS. The entering into this Agreement, the Note and the Pledge Agreement by the Buyer, and the performance by the Buyer of its obligations hereunder and thereunder, will not conflict with or constitute a breach of or default under any agreement to which the Buyer is a party or any order or decree of any court or regulatory body to which the Buyer is subject.

                  (e) SOPHISTICATED PURCHASER. The Buyer has such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of the purchase of the Shares.

                  (f) INVESTMENT REPRESENTATION. The Buyer is purchasing the Common Shares for its own account and not with a view to distribution in violation of any securities laws. The Buyer has been advised and understands that the Shares have not been registered under the 1933 Act or under the "blue sky" laws of any jurisdiction and may be resold only if registered pursuant to the provisions of the 1933 Act or if an exemption from registration is available.

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         7.  CONDITIONS TO CLOSING.  The  obligations  of the Seller to sell the
Shares and the Buyer to purchase the Shares shall be subject to the occurrence of the Corporate Closing and the following additional conditions precedent.

                  (a) CONDITIONS PRECEDENT TO THE OBLIGATION OF THE SELLER TO SELL. The obligation of the Seller to sell the Shares to the Buyer at the Closing is subject to the satisfaction, at or before the Closing, of each of the conditions set forth below. These conditions are for the Seller's sole benefit and may be waived by the Seller at any time in his sole discretion.

                           (i) Accuracy of the Buyer's Representations and Warranties. The representations and warranties of the Buyer shall be true and correct in all material respects as of the date when made and as of the date of Closing, as though made at that time.

                           (ii) Performance by the Buyer. The Buyer shall have performed all agreements and satisfied all conditions required to be performed or satisfied by the Buyer at or prior to the Closing.

                           (iii) No Injunction. No legal proceedings questioning
                  the validity of this Agreement shall have been commenced and no statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by any court or governmental authority of competent jurisdiction which prohibits the consummation of any of the transactions contemplated by this Agreement.

                  (b) CONDITIONS PRECEDENT TO THE OBLIGATION OF THE BUYER TO BUY. The obligation of the Buyer to purchase the Shares from the Seller at the Closing is subject to the satisfaction, at or before the Closing, of each of the conditions set forth below. These conditions are for the Buyer's sole benefit and may be waived by the Buyer at any time in his sole discretion.

                           (i) Accuracy of the Seller's Representations and Warranties. The representations and warranties of the Seller shall be true and correct in all material respects as of the date when made and as of the date of Closing, as though made at that time.

                           (ii) Performance by the Seller. The Seller shall have
                  performed all agreements and satisfied all conditions required to be performed or satisfied by the Seller at or prior to the Closing.

                           (iii) No Injunction. No legal proceedings questioning
                  the validity of this Agreement shall have been commenced and no statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by any court or governmental authority of competent

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                  jurisdiction  which  prohibits the  consummation of any of the transactions contemplated by this Agreement.

         8. PRE-CLOSING COVENANTS. Commencing on the date hereof and continuing until the Closing or the earlier termination of this Agreement, the Buyer shall not:

                  (a) take any action, consent to the taking of any action or permit any action within his control to be taken that could cause any of the representations and warranties contained in Section 5 hereof to become inaccurate in any material respect; and

                  (b) discuss or negotiate with any third party for the sale of the Shares or any interest therein, or enter into any agreement to do so.

         9. TERMINATION.

                  (a) TERMINATION BY MUTUAL CONSENT. This Agreement may be terminated at any time prior to the Closing by the mutual written consent of the Seller and the Buyer.

                  (b) TERMINATION BY THE SELLER. This Agreement may be terminated by the Seller in the event of the breach of any material representation, warranty or covenant of the Buyer contained in this Agreement; provided, however, that such termination shall not prejudice the rights of the Seller to seek redress for any such breach on the part of the Buyer.

                  (c) TERMINATION BY THE BUYER. This Agreement may be terminated by the Buyer in the event of the breach of any material representation, warranty or covenant of the Seller contained in this Agreement; provided, however, that such termination shall not prejudice the rights of the Buyer to seek redress for any such breach on the part of the Seller.

                  (d) TERMINATION OF CORPORATE STOCK PURCHASE AGREEMENT. This Agreement shall terminate in the event of termination of the Corporate Stock Purchase Agreement prior to the closing thereof; provided, however, that such termination shall not prejudice the rights of either the Buyer or the Seller to seek redress for any breach of this Agreement on the part of the other.

         10. INDEMNIFICATION.

                  (a) INDEMNIFICATION BY THE SELLER. The Seller hereby indemnify and hold the Buyer harmless from and against any and all damages, losses, liabilities, obligations, costs or expenses, including reasonable attorneys fees, incurred by the Buyer and arising out of (i) the breach of any representation or warranty of the Seller hereunder, (ii) or the Seller's failure to perform any covenant or obligation required to be performed by it hereunder.

                  (b) INDEMNIFICATION BY THE BUYER. The Buyer hereby indemnifies and holds the Seller harmless from and against any and all damages, losses, liabilities, obligations, costs or expenses incurred by the Seller and arising out of (i) the breach of any representation or warranty of the Buyer hereunder,

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or (ii) the Buyer's failure to perform any covenant or obligation required to be performed by it hereunder.

                  (c)  PROCEDURE  FOR  INDEMNIFICATION.  Any party  entitled  to indemnification under this Section 10 (an "Indemnified Party") will give written notice to the indemnifying party of any matters giving rise to a claim for indemnification; provided, that the failure of any party entitled to indemnification hereunder to give notice as provided herein shall not relieve the indemnifying party of its obligations under this Section 10 except to the extent that the indemnifying party is actually prejudiced by such failure to give notice. In case any action, proceeding or claim is brought against an Indemnified Party in respect of which indemnification is sought hereunder, the indemnifying party shall be entitled to participate in and, unless in the reasonable judgment of counsel to the Indemnified Party a conflict of interest between it and the indemnifying party may exist with respect of such action, proceeding or claim, to assume the defense thereof with counsel reasonably satisfactory to the Indemnified Party. In the event that the indemnifying party advises an Indemnified Party that it will contest such a claim for indemnification hereunder, or fails, within 30 days of receipt of any indemnification notice to notify, in writing, such person of its election to defend, settle or compromise, at its sole cost and expense, any action, proceeding or claim (or discontinues its defense at any time after it commences such defense), then the Indemnified Party may, at its option, defend, settle or otherwise compromise or pay such action or claim. In any event, unless and until the indemnifying party elects in writing to assume and does so assume the defense of any such claim, proceeding or action, the Indemnified Party's costs and expenses arising out of the defense, settlement or compromise of any such action, claim or proceeding shall be losses subject to indemnification hereunder. The Indemnified Party shall cooperate fully with the indemnifying party in connection with any settlement negotiations or defense of any such action or claim by the indemnifying party and shall furnish to the indemnifying party all information reasonably available to the Indemnified Party, which relates to such action or claim. The indemnifying party shall keep the Indemnified Party fully apprised at all times as to the status of the defense or any settlement negotiations with respect thereto. If the indemnifying party elects to defend any such action or claim, then the Indemnified Party shall be entitled to participate in such defense with counsel of its choice at its sole cost and expense. The indemnifying party shall not be liable for any settlement of any action, claim or proceeding effected without its prior written consent. Notwithstanding anything in this Section 10 to the contrary, the indemnifying party shall not, without the Indemnified Party's prior written consent, settle or compromise any claim or consent to entry of any judgment in respect thereof which imposes any future obligation on the Indemnified Party or which does not include, as an unconditional term thereof, the giving by the claimant or the plaintiff to the Indemnified Party of a release from all liability in respect of such claim. The indemnity agreements contained herein shall be in addition to
(i) any cause of action or similar rights of the Indemnified Party against the indemnifying party or others, and (ii) any liabilities the indemnifying party may be subject to.

                  (d)  LIMITATIONS.  The  obligations  of the parties to provide
indemnification   under  this  Agreement  shall  be  subject  to  the  following limitations:

                           (i) No claim for indemnification shall be asserted by
                  a party until such time, if any, as the aggregate amount for which indemnification is being sought exceeds $10,000; and


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                           (ii) No claim for  indemnification may be sought by a
                  party after 18 months from the Closing Date.

11. MISCELLANEOUS.

                  (a) FEES AND EXPENSES. Each of the parties to this Agreement shall pay its own fees and expenses related to the transactions contemplated by this Agreement.

                  (b) ENTIRE AGREEMENT; AMENDMENT. This Agreement contains the entire understanding of the parties with respect to the subject matter hereof. No provision of this Agreement may be waived or amended other than by a written instrument signed by each of the parties.

                  (c) NOTICES. Any notice, demand, request, waiver or other communication required or permitted to be given hereunder shall be in writing and shall be effective (i) upon hand delivery or facsimile at the address or number designated below (if delivered on a business day during normal business hours where such notice is to be received), or the first business day following such delivery (if delivered other than on a business day during normal business hours where such notice is to be received) or (ii) on the second business day following the date of delivery to a reputable express courier service, fully prepaid, addressed to such address, or upon actual receipt of such mailing, whichever shall first occur. The addresses for such communications shall be as follows:

               If to the Seller:     Robert David
                                     2340 Brighton-Henrietta Town Line Road
                                     Rochester, New York 14623
                                     Telephone:        (585) 427-9050
                                     Facsimile:        (585) 427-0199

               With a copy to:

                                     Trevett, Lenweaver & Salzer, P.C.
                                     2 State Street, Suite 1000
                                     Rochester, New York  14614
                                     Telephone:        (585) 454-2181
                                     Facsimile:        (585) 454-4026
                                     Attention:        Kenneth Bersani, Esq.



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               If to the Buyer:      Total Identity Corp.
                                     11924 Forest Hill Blvd.
                                     Suite 22-204
                                     Wellington, FL  33414
                                     Telephone:        (561) 202-8184
                                     Facsimile:        (561) 202-8186
                                     Attention:        Richard R. Dwyer
                                                       President

               With a copy to:       Schneider Weinberger LLP
                                     2499 Glades Road
                                     Suite 108
                                     Boca Raton, Florida 33431
                                     Att:  Steven I. Weinberger, Esq.
                                     Fax: (561) 362-9612

Any party hereto may from time to time change its address for notices by giving written notice of such changed address to the other party hereto in accordance herewith.

                  (d) SUCCESSORS AND ASSIGNS. This Agreement shall be binding upon and inure to the benefit of the parties and their legal representatives, successors and assigns.

                  (e) GOVERNING LAW; ARBITRATION. This Agreement shall be governed by and interpreted in accordance with the laws of the state of Florida without regard to the principles of conflict of laws. Each of the parties irrevocably and unconditionally agrees that any suit, action or legal proceeding arising out of or relating to this Agreement shall be settled by binding arbitration conducted in accordance with the Commercial Rules of Arbitration of the American Arbitration Association ("AAA"). The arbitration shall take place in Palm Beach County, Florida, and shall be heard by three arbitrators selected in accordance with AAA Rules of Commercial Arbitration. The Arbitrators shall render a reasoned award and such award shall be signed and dated. The decision of the arbitrators shall be final and binding upon the parties, and the arbitration award may be entered in any court of competent jurisdiction. Initially, each of the parties shall pay one-half of the fees of the AAA (other than filing fees), including without limitation hearing and arbitrators' fees, and the parties' obligation to pay such fees shall be enforceable in any court of competent jurisdiction. The parties to any arbitration hereunder agree to submit for determination by the arbitrators, the amount of fees and expenses, including reasonable attorney's fees, to be borne by each party.

                  (f) COUNTERPARTS. This Agreement may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument.

                  (g) FURTHER ASSURANCES. From and after the date of this Agreement, upon the request of a party, each other party shall execute and deliver such instruments, documents and other writings as may be reasonably necessary or desirable to confirm, carry out and effectuate fully the intent and purposes of this Agreement.

                  (h) SURVIVAL. The representations, warranties and agreements of the Buyer and the Seller contained in the Agreement shall survive the Closing for a period of 18 months.


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



         IN WITNESS WHEREOF, the parties have executed this Agreement as of the date set forth in the first paragraph above.

                                    SELLER:


                                    /S/ ROBERT DAVID
                                    ----------------
                                    Robert David


                                    BUYER:

                                    TOTAL IDENTITY CORP., a Florida corporation


                                    By:      /S/ RICHARD R. DWYER
                                             ---------------------
                                             Richard R. Dwyer
                                             President


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